1Q2 2022 Earnings Presentation Q2 2022 Earnings Presentation July 28, 2022

2Q2 2022 Earnings Presentation Forward Looking Statements This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operational uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability.

3Q2 2022 Earnings Presentation Q2 2022 Quarterly Highlights Growth in Total Revenue of +45% Y/Y • RV / Marine driven by outdoor recreation trends, strong execution of nimble platform • RV channel has reached healthy inventory levels, while marine and MH channels continue to be lean • Industrial and MH driven by housing demand and shift from urban to suburban Operating Margin Expansion of +250bps Y/Y • Efficient and flexible platform that leverages fixed costs as well as higher margin product • Automation and technology initiatives to help alleviate persisting commodity and labor pressures • Strong execution, flexible and leverageable platform, contribution of acquired companies and close partnership with customers Continued Strategic Diversification of Marine and Aftermarket Presence + Increased CapEx • Acquisition of Diamondback Towers further expands marine and leisure lifestyle markets • Deploying CapEx to invest in expanded capacity, improved efficiency and increased automation Continued Progress on ESG Initiatives • Ensuring well-being, health and safety of team members • Waste minimization and recycling & upcycling initiatives • Community development projects and local non-profit support • Publication of first sustainability report targeted for year-end 2022 Continued Strong Execution

4Q2 2022 Earnings Presentation Performance by Market Sectors 1CPU = Content per wholesale unit on a trailing twelve-month basis RV Marine MH Industrial 57% of Q2 ’22 Sales 20% of Q2 ’22 Sales 13% of Q2 ’22 Sales 10% of Q2 ’22 Sales +41% +74% +44% +24% Revenue of $837 MM Revenue of $290 MM Revenue of $200 MM Revenue of $148 MM CPU1 of $4,754 +34% CPU1 of $4,699 +66% CPU1 of $5,851 +22% Housing Starts +3%

Market Sector Trends

Unit Trends Q2 2022



RV[1]
152,400
143,800
Wholesale
Retail
MARINE[1]
52,800
77,700
Wholesale
Retail

RV: Healthy dealer inventories

MARINE: Summer inventory depletion consistent with seasonal trends

Industry Trends

RV

- Healthy inventory levels at dealer lots as summer selling season progresses
- Dealer traffic stabilizing, still above pre-pandemic levels
- Inflationary pressures emerging

MARINE

- Historically low dealer inventory persists, signifying runway for consistent wholesale production
- Seasonal retail demand trending lower than prior year, indicating pent-up demand normalizing

MH

- Demographic trends continue to support strong demand for quality, affordable homes
- Robust OEM backlogs

INDUSTRIAL

- Limited inventory in residential construction
- Interest rates and housing prices challenge new buyers

Durable Secular Trends

- Lifestyle changes of families looking to experience campgrounds and boating activities with friends and family continues to support demand

- Urban-to-less-dense demand
- Demographics, lower inventories and price points

- Urban to suburban and rural relocation and vacation home demand
- Low inventories

[1] Company estimates supported by RVIA, NMMA & SSI

PATRICK

Q2 2022 Earnings Presentation | 5

6Q2 2022 Earnings Presentation Q2 2022 Financial Performance ($ millions except per share data) $95 $174 Q2 2021 Q2 2022 $1,020 $1,476 Q2 2021 Q2 2022 NET SALES OPERATING INCOME & MARGIN 9.3% 11.8%  45% increase in Net Sales driven by increased demand in each of our four end markets  Gross and Operating margin improved through realization of efficiency initiatives, investments in automation and technology, and higher margin profiles of acquisitions  Investments in inventory mitigated supply chain pressures and ensured customer needs were met  Invested $26 million in capital expenditures to support automation, information technology and production and capacity initiatives  Adjusted diluted EPS for Q2 2022 excludes $0.41 impact of new convertible notes accounting standard DILUTED EPS ADJUSTED DILUTED EPS1 $2.52 $5.20 Q2 2021 Q2 2022 $2.52 $4.79 Q2 2021 Q2 2022 1 Adjusted Diluted EPS for Q2 2022 represents adjustments for new accounting standard related to 2023 Convertible Notes of $0.41. The Company plans to settle the Notes in cash. Prior year quarter was not impacted by adoption of accounting standard.

7Q2 2022 Earnings Presentation Balance Sheet, Cash Flow and Liquidity 1 As of 6/26/22; 2 As defined by credit agreement • Strong Balance Sheet to Support Investments and Pursue Attractive Growth Opportunities DEBT STRUCTURE AND MATURITIES1 • $150M Term Loan ($142.5M o/s), pre-determined quarterly installments; balance due April 2026 • $550M ($275M o/s) Senior Secured Revolver, due April 2026 • $172.5M 1.00% Convertible Senior Notes, due February 2023 • $300M 7.50% Senior Notes, due October 2027 • $259M 1.75% Convertible Senior Notes, due December 2028 • $350M 4.75% Senior Notes, due May 2029 NET LEVERAGE2 ($ millions) Total Debt Outstanding $ 1,498.8 Less: Cash and Debt Paid as Defined by the Credit Agreement (126.6) Net Debt $ 1,372.2 TTM Adj. EBITDA $ 713.0 Net Debt to Adj. EBITDA 1.92x LIQUIDITY ($ millions) Total Revolver Credit Capacity $ 550.0 Less: Total Revolver Used (including outstanding letters of credit) (280.6) Unused Credit Capacity $ 269.4 Add: Cash on Hand 77.0 Total Available Liquidity $ 346.4 COVENANTS AND RATIOS2 • Consolidated Total Net Leverage Ratio – 1.92x • Consolidated Secured Net Leverage Ratio – 0.41x versus 2.75x maximum • Consolidated Fixed Charge Coverage Ratio – 6.42x vs. minimum 1.50x

8Q2 2022 Earnings Presentation Appendix

9Q2 2022 Earnings Presentation Non-GAAP Reconciliation RECONCILIATION OF NET INCOME TO EBITDA TO TTM ADJUSTED EBITDA ($ in millions) TTM 6/26/2022 Net Income $347.6 + Depreciation & Amortization 118.9 + Interest Expense, net 61.8 + Income Taxes 114.3 EBITDA $642.6 + Stock Compensation Expense 22.8 + Acquisition proforma, transaction-related expenses & other 47.6 Adjusted EBITDA $713.0 RECONCILIATION OF NET LEVERAGE* ($ in millions) Total debt outstanding at 6/26/2022 $1,498.8 Less: Cash and Debt Paid Defined by the Credit Agreement (126.6) Net debt at 6/28/2022 $1,372.2 Adjusted EBITDA $ 713.0 Net Debt to Adjusted EBITDA 1.92x Use of Non-GAAP Financial Information * As defined by credit agreement which includes debt and cash balances -Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, and Net Debt to Adjusted EBITDA are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. -We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. -We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis.

10Q2 2022 Earnings Presentation www.patrickind.com